UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2021

BUTTERFLY NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39292	84-4618156
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Old Whitfield Street Guilford, Connecticut	06437
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 689-5650

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BFLY	The New York Stock Exchange
Warrants to purchase one share of Class A common stock, each at an exercise price of $11.50 per share	BFLY WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously reported, on February 12, 2021, Longview Acquisition Corp. (“Longview” and after the Business Combination described herein, the “Company”), consummated a business combination (the “Business Combination”) in which a wholly-owned subsidiary of Longview merged with and into Butterfly Network, Inc. (“Legacy Butterfly”), with Legacy Butterfly surviving the Business Combination as a wholly-owned subsidiary of Longview, and in which Longview changed its name to “Butterfly Network, Inc.”

On April 12, 2021, the U.S. Securities and Exchange Commission (the “SEC”) issued a statement (the “Statement”) on the accounting and reporting considerations for warrants issued by special purpose acquisition companies (“SPACs”). The Statement referenced the guidance included in U.S. Generally Accepted Accounting Principles that entities must consider in determining whether to classify contracts that may be settled in its own stock, such as warrants, as equity or as an asset or liability. The Statement discussed “certain features of warrants issued in SPAC transactions” that “may be common across many entities.” The Statement indicated that when one or more of such features is included in a warrant, the warrant “should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings.” The Company has previously classified its private placement warrants and public warrants (collectively, the “Warrants”), which were issued in connection with Longview’s initial public offering in 2020, as equity. For a full description of the Warrants, please refer to the “Description of the Registrant’s Securities” included in Exhibit 4.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 29, 2021 (the “2020 Form 10-K”).

On May 2, 2021, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, in response to the Statement and after discussion with WithumSmith+Brown, PC (“WSB”), the Company’s independent registered public accounting firm for the audit of Longview’s financial statements for the fiscal year ended December 31, 2020, and the Company’s legal advisors, concluded that the previously issued consolidated financial statements of Longview as of December 31, 2020 and for the period from February 4, 2020 (inception) through December 31, 2020 included in the Company’s 2020 Form 10-K and Longview’s unaudited condensed financial statements for the three months ended June 30, 2020 and September 30, 2020 and for the periods from February 4, 2020 (inception) through June 30, 2020 and September 30, 2020 included in Longview’s previously filed Quarterly Reports on Form 10-Q for those periods (collectively, the “Impacted Filings”), should be restated to reflect the impact of this guidance by the SEC and accordingly, should no longer be relied upon.

Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Company's financial results for the Impacted Filings should no longer be relied upon.

Following consideration of the guidance in the Statement, while the terms of the Warrants as described in Exhibit 4.1 to the 2020 Form 10-K have not changed, the Company concluded the Warrants do not meet the conditions to be classified in equity and instead, the Warrants meet the definition of a derivative under Accounting Standards Codification 815, under which the Company should record the Warrants as liabilities on the Company's balance sheet. The Company intends to promptly file restated financial statements as of December 31, 2020 and for the period from February 4, 2020 (inception) through December 31, 2020 on Form 10-K/A and the relevant unaudited interim financial information for the quarters ended June 30, 2020 and September 30, 2020 will also be restated in the Form 10-K/A (collectively, the “Restatement”).

On a preliminary unaudited basis, the accounting for Warrants as a derivative liability is expected to result in the changes set forth in the tables below to the financial results reported in the Impacted Filings (amounts in millions).

	Total Liabilities
As of	As Previously Reported	Estimated Adjustment	Estimated As Adjusted
December 31, 2020	$17.3	from $136.1 to $153.4	from $153.4 to $170.7
September 30, 2020	$14.8	$20.0	$34.8
June 30, 2020	$14.6	$12.2	$26.8

	Net Loss
For the Period From February 4, 2020 (Inception) Through	As Previously Reported	Estimated Adjustment	Estimated As Adjusted
December 31, 2020	$(3.5)	from ($128.5) to ($145.8)	from ($132.0) to ($149.3)
September 30, 2020	$(0.4)	$(12.4)	$(12.8)
June 30, 2020	$(0.1)	$(4.6)	$(4.7)

All estimates contained in this report are subject to change as management completes the Form 10-K/A, and the Company’s independent registered public accounting firm has not audited or reviewed these estimates or ranges. An audit of annual financial statements and/or review of quarterly financial statements could result in material changes to these estimates or ranges. Further details and remediation plans will be included in the Company’s Form 10-K/A.

The Company’s prior accounting for the Warrants as components of equity instead of as derivative liabilities did not have any effect on the Company’s previously reported operating expenses, cash flows or cash.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s intent to restate certain historical financial statements and the timing and impact of the Restatement. These statements are based on current expectations on the date of this Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUTTERFLY NETWORK, INC.

By:	/s/ Todd M. Fruchterman, M.D., Ph.D.
Name:	Todd M. Fruchterman, M.D., Ph.D.
Title:	President and Chief Executive Officer

Date: May 4, 2021